1 Amalgamated Financial Corp. Second Quarter 2025 Earnings Presentation July 24, 2025

2 Safe Harbor Statements FORWARD-LOOKING STATEMENTS Statements included in this presentation that are not historical in nature are intended to be, and are hereby identified as, forward-looking statements within the meaning of the Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended. Forward- looking statements generally can be identified through the use of forward-looking terminology such as “may,” “will,” “anticipate,” “aspire,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “in the future,” “may” and “intend,” as well as other similar words and expressions of the future. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors, any or all of which could cause actual results to differ materially from the results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: 1. uncertain conditions in the banking industry and in national, regional and local economies in core markets, which may have an adverse impact on business, operations and financial performance; 2. deterioration in the financial condition of borrowers resulting in significant increases in credit losses and provisions for those losses; 3. deposit outflows and subsequent declines in liquidity caused by factors that could include lack of confidence in the banking system, a deterioration in market conditions or the financial condition of depositors; 4. changes in deposits, including an increase in uninsured deposits; 5. ability to maintain sufficient liquidity to meet deposit and debt obligations as they come due, which may require that the Company sell investment securities at a loss, negatively impacting net income, earnings and capital; 6. unfavorable conditions in the capital markets, which may cause declines in stock price and the value of investments; 7. negative economic and political conditions that adversely affect the general economy, housing prices, the real estate market, the job market, consumer confidence, the financial condition of borrowers and consumer spending habits, which may affect, among other things, the level of non- performing assets, charge-offs and provision expense; 8. fluctuations or unanticipated changes in the interest rate environment including changes in net interest margin or changes in the yield curve that affect investments, loans or deposits; 9. the general decline in the real estate and lending markets, particularly in commercial real estate in the Company’s market areas, and the effects of the enactment of or changes to rent-control and other similar regulations on multi-family housing; 10. potential implementation by the current presidential administration of a regulatory reform agenda that is significantly different from that of the prior presidential administration, impacting the rule making, supervision, examination and enforcement of the banking regulation agencies; 11. changes in U.S. trade policies and other global political factors beyond the Company’s control, including the imposition of tariffs, which raise economic uncertainty, potentially leading to slower growth and a decrease in loan demand; 12. the outcome of legal or regulatory proceedings that may be instituted against us; 13. inability to achieve organic loan and deposit growth and the composition of that growth; 14. composition of the Company’s loan portfolio, including any concentration in industries or sectors that may experience unanticipated or anticipated adverse conditions greater than other industries or sectors in the national or local economies in which the Company operates; 15. inaccuracy of the assumptions and estimates the Company makes and policies that the Company implements in establishing the allowance for credit losses; 16. changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; 17. any matter that would cause the Company to conclude that there was impairment of any asset, including intangible assets; 18. limitations on the ability to declare and pay dividends; 19. the impact of competition with other financial institutions, including pricing pressures and the resulting impact on results, including as a result of compression to net interest margin; 20. increased competition for experienced members of the workforce including executives in the banking industry; 21. a failure in or breach of operational or security systems or infrastructure, or those of third party vendors or other service providers, including as a result of unauthorized access, computer viruses, phishing schemes, spam attacks, human error, natural disasters, power loss and other security breaches; 22. increased regulatory scrutiny and exposure from the use of “big data” techniques, machine learning, and artificial intelligence; 23. a downgrade in the Company’s credit rating; 24. “greenwashing claims” against the Company and environmental, social, and governance ("ESG") products and increased scrutiny and political opposition to ESG and diversity, equity, and inclusion ("DEI") practices; 25. any unanticipated or greater than anticipated adverse conditions (including the possibility of earthquakes, wildfires, and other natural disasters) affecting the markets in which the Company operates; 26. physical and transitional risks related to climate change as they impact the business and the businesses that the Company finances; 27. future repurchase of the Company’s shares through the Company’s common stock repurchase program; and 28. descriptions of assumptions underlying or relating to any of the foregoing. Additional factors which could affect the forward-looking statements can be found in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the SEC and available on the SEC's website at https://www.sec.gov/. The Company disclaims any obligation to update or revise any forward-looking statements contained in this release, which speak only as of the date hereof, whether as a result of new information, future events or otherwise, except as required by law. NON-GAAP FINANCIAL MEASURES This presentation contains certain non-GAAP financial measures including, without limitation, “Core Operating Revenue,” “Core Non-interest Expense,” “Tangible Common Equity,” “Average Tangible Common Equity,” “Core Efficiency Ratio,” “Core Net Income,” “Core ROAA,” and “Core ROATCE.” We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP. Specifically, we believe these non-GAAP financial measures (a) allow management and investors to better assess our performance by removing volatility that is associated with discrete items that are unrelated to our core business, and (b) enable a more complete understanding of factors and trends affecting our business. Non-GAAP financial measures, however, have inherent limitations, are not required to be uniformly applied, and are not audited. Accordingly, these non-GAAP financial measures should not be considered as substitutes for GAAP financial measures, and we strongly encourage investors to review the GAAP financial measures included in this presentation and not to place undue reliance on any single financial measure. In addition, because non-GAAP financial measures are not standardized, it may not be possible to compare the non-GAAP financial measures presented in this presentation with other companies’ non-GAAP financial measures having the same or similar names. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. Reconciliations of non-GAAP financial disclosures to what we believe to be the most directly comparable GAAP measures found in this presentation are set forth in the final pages of this presentation and also may be viewed on the bank’s website, amalgamatedbank.com. You should assume that all numbers presented are unaudited unless otherwise noted.

3 $27.0mm Core Net Income1,2 $0.88 Core EPS1,2 $208.9mm Deposit Growth3 9.22% Leverage Ratio $72.9mm Net Interest Income 3.55% Net Interest Margin 2Q25 Highlights 1Q25 2Q25 1Q25 2Q25 2.8% 1Q25 2Q251Q25 2Q25 1Q25 2Q25 0.4% 1Q25 2Q25 — bps—% 3.3% 1 GAAP Net Income and GAAP EPS for 2Q25 are $26.0 million and $0.84, respectively 2 See non-GAAP disclosures on pages 28-29 3 Excludes $112.3 million of temporary pension funding deposits on the last day of the quarter, withdrawn the following day —%

Performance Tracking

TBV PER-SHARE ($)



20.61
22.29
22.60
23.51
24.33
2Q24
3Q24
4Q24
1Q25
2Q25

CORE ROAE



16.93%
16.66%
15.80%
15.23%
14.61%
2Q24
3Q24
4Q24
1Q25
2Q25

CAPITAL RATIOS



13.48%
13.82%
13.90%
14.27%
14.13%
8.42%
8.63%
9.00%
9.22%
9.22%
2Q24
3Q24
4Q24
1Q25
2Q25
Leverage Ratio
CET1

PER-SHARE KPI'S ($)



2.52
2.62
2.67
2.57
2.67
0.85
0.91
0.90
0.88
0.88
2Q24
3Q24
4Q24
1Q25
2Q25
EPS(1)
Rev/Sh(1)

CORE ROAA



1.27%
1.33%
1.34%
1.33%
1.28%
2Q24
3Q24
4Q24
1Q25
2Q25

TCE RATIO



7.66%
8.14%
8.41%
8.73%
8.60%
2Q24
3Q24
4Q24
1Q25
2Q25

1 Core metrics shown

4

5 TOTAL GAAP DEPOSITS1 ($bn) Deposit Portfolio 7.4 7.6 7.2 7.4 7.7 7.7 5.9 6.0 6.2 6.3 6.5 6.5 0.2 0.1 — — — —1.3 1.5 1.0 1.1 1.2 1.2 On-BS Political Brokered CDs All Other Deposits 2Q24 3Q24 4Q24 1Q25 2Q25 7/17/25 2.01 1.10 1.21 1.47 0.80 0.40 0.60 CML - Labor CML- Social/Philanthropy CML - Political CML - Not-for-Profit Consumer CML - Climate/Sustainability CML - Other(3) 1 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 14-15 2 See Core Deposits disclosure on Appendix page 19 for reconciliation of total GAAP Deposits to total Core Deposits 3 CML - Other contains but is not limited to: nursing homes, commercial real estate, and non-impact accounts TOTAL CORE DEPOSITS2 BY IMPACT SEGMENT ($bn) POLITICAL DEPOSITS1 ($bn) 0.2 0.3 0.4 0.5 0.6 0.8 1.1 1.2 0.6 0.7 0.8 1.0 1.0 1.1 1.3 1.2 0.6 0.7 0.8 1.0 1.2 1.4 1.7 2.0 1.0 1.1 1.2 1.2 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 7/17 $7.6bn High deposit points reflected in the quarter preceding a major election Low deposit points reflected in the quarter during a major election Initial deposit rebuild reflected in the quarter after a major election $251 $0 Short-term Borrowings ($mm)

6 SECURITIES – BOOK VALUE1,2,3 ($bn) Investment Securities 3.4 3.4 3.3 3.3 3.5 1.4 1.4 1.3 1.3 1.4 1.2 1.2 1.2 1.2 1.2 0.9 0.9 0.8 0.8 0.9 Non-Agency PACE Agency 2Q24 3Q24 4Q24 1Q25 2Q25 1 Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale 2 Non-Agency includes corporate bonds 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 14-15 4 Agency/Non-Agency yield calculation updated to reflect projected yield to maturity. Yield in prior presentations calculated using quarterly income and average balance for each category SECURITIES – YIELDS2,4 ($bn) 5.50% 5.49% 5.20% 5.02% 5.09% 5.52% 5.53% 5.61% 5.82% 5.80% 4.04% 4.15% 3.85% 3.89% 4.11% Non-Agency Yield PACE Yield Agency Yield 2Q24 3Q24 4Q24 1Q25 2Q25

7 7 666 979 119 Investment Securities Composition HTM PORTFOLIO COMPOSITION1,2,3 ($mm) 232 278 19 Agency Non-Agency Corporates & Other $1,763mm $529mm VALUATION LOSS AS A % OF PORTFOLIO BALANCE2,3 AFS: AFS PORTFOLIO COMPOSITION1,2,3 ($mm) 1 Both AFS and HTM securities balances shown at amortized cost 2 PACE assets not included in portfolio composition or valuation loss charts 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 14-15 5.2% 3.5% 4.5% 3.5% 2.9% 2Q24 3Q24 4Q24 1Q25 2Q25 7.1% 5.0% 7.9% 7.2% 6.9% 2Q24 3Q24 4Q24 1Q25 2Q25 HTM:

8 Loans Held for Investment TOTAL LOANS ($bn) 4.47 4.55 4.67 4.68 4.71 4.68% 4.79% 5.00% 5.00% 5.05% Loan Yield 2Q24 3Q24 4Q24 1Q25 2Q25 1.4 1.4 1.3 1.3 1.3 1.2 1.3 1.4 1.4 1.4 1.0 1.1 1.2 1.2 1.2 0.4 0.4 0.4 0.4 0.4 0.4 0.4 0.4 0.4 0.4 Residential Multifamily C&I Consumer/other CRE and Land 2Q24 3Q24 4Q24 1Q25 2Q25 LOAN COMPOSITION ($bn) 86% 34% 83% 91% 14% 66% 17% 9% % Mission Aligned Loans % Non-Impact Loans Multifamily CRE and Land C&I Consumer/Other MISSION-ALIGNED LOAN COMPOSITION1,2,3 (%) 1 Does not include residential or HELOC loans 2 For more detail on the mission-aligned loan portfolio, please refer to slides 24-25 3 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 14-15

9 Non-Interest Income and Expense 8.5 8.8 9.5 9.1 9.3 1.1 1.1 1.5 1.5 1.6 3.7 3.7 4.0 4.2 3.9 3.8 4.0 4.0 3.4 3.8 Retail banking Trust fee income Core other income 2Q24 3Q24 4Q24 1Q25 2Q25 NON-INTEREST EXPENSE1 ($mm) 39.5 40.7 41.1 41.5 40.439.5 41.0 41.1 41.6 40.6 50.8% 50.4% 49.8% 52.1% 49.2% 50.4% 50.5% 52.8% 54.1% 50.1% Core NIX NIX Core Eff Ratio Eff Ratio 2Q24 3Q24 4Q24 1Q25 2Q25 CORE NON-INTEREST INCOME1,2 ($mm) 1 See non-GAAP disclosures on pages 28-29 2 For additional relevant data points, please refer to the Metrics Index slides on appendix pages 14-15

10 NON-PERFORMING ASSETS / TOTAL ASSETS Credit Quality QUARTERLY NET CHARGE-OFFS/ AVERAGE LOANS1 2Q25 HIGHLIGHTS2 • Net charge-offs of 0.30% include: ◦ $0.9 million in charge-offs on small business commercial & industrial loans ◦ $2.6 million in charge-offs on consumer solar loans • Pass rated loans are 98% of loan portfolio CRITICIZED AND CLASSIFIED LOANS ($mm) 0.43% 0.34% 0.31% 0.41% 0.41% 2Q24 3Q24 4Q24 1Q25 2Q25 0.25% 0.61% 0.36% 0.22% 0.30% Residential Solar Commercial 2Q24 3Q24 4Q24 1Q25 2Q25 95 89 96 84 98 2Q24 3Q24 4Q24 1Q25 2Q25 1 Annualized 2 For additional relevant data points, please refer to the Metrics Index slides on Appendix pages 14-15

11 Allowance for Credit Losses on Loans ALLOWANCE FOR CREDIT LOSSES ON LOANS / TOTAL LOANS 1.42% 1.35% 1.29% 1.23% 1.25% 2Q24 3Q24 4Q24 1Q25 2Q25 57.7 (3.5) (0.7) 2.4 3.5 0.9 (1.3) 59.0 3/31/25 NCO's Loan Balances Specific Reserves Charge Off Expense Quant(1) Qual 6/30/25 ALLOWANCE WATERFALL ($mm) 1.42% 0.20% 0.49% 6.33% 0.69% 7.26% 5.74% C&I Multifamily CRE Land Residential Consumer Solar Consumer and Other ACL TO TOTAL PORTFOLIO BALANCE BY LOAN TYPE 1 Quantitative allowance build/release includes the impact of economic forecasts

12 2025 Guidance INTEREST REVENUE AND EARNINGS OUTLOOK - UNCHANGED FROM Q1 2025 • Net Interest Income of $293 million to $297 million. • Core pre-tax pre-provision earnings of $159 million to $163 million. PERFORMANCE TARGETS • YE Balance Sheet growth ~ 3% • 9.0% Tier 1 leverage baseline • 52% core efficiency outer band • 1.3% annual core ROAA • 3.5% - 5.0% core revenue growth

Appendix

14 Metrics Index DEPOSITS Metric 2Q25 1Q25 Change QoQ Total Deposits ex Brokered ($bn) 7.73 7.41 0.32 Political Deposits ($mm) 1,209 1,072 137 Political Deposits as a % of GAAP Deposits1 15.6% 14.5% 1.1% Total Cost of Deposits1 162 bps 159 bps 3 bps Interest-Bearing Deposit Cost1 262 bps 262 bps — bps Non-Interest Bearing % of Deposit Portfolio1 36.3% 39.1% -2.8% Non-Interest Bearing % of Avg Deposits1 38.2% 39.3% -1.1% Total Uninsured Deposits ($bn) 3.90 3.87 0.03 Uninsured % of Total Deposits1 50.5% 52.2% -1.7% 2 day Liquidity Coverage of Uninsured Deposits (%) 96.7% 93.7% 3.0% Cash and Borrowing Capacity Coverage of Uninsured, Non-Supercore Deposits (%) 167.9% 163.7% 4.2% Loan/Deposit Ratio 61.0% 63.1% (2.1)% Metric 2Q25 1Q25 Change QoQ Total Mission-Aligned Loans ($bn) 2.70 2.68 0.02 Pass-Rated Loans as a % of Loan Portfolio 97.9% 98.2% (0.3)% Total Non-Performing Assets ($mm) 35.2 33.9 1.3 NPA/Total Assets (%) 0.41% 0.41% —% % of Loan Portfolio with Floating Rate of Interest 14.2% 13.4% 0.8% LOANS & CREDIT QUALITY Metric 2Q25 1Q25 Change QoQ Trust Assets Under Custody ($bn) 36.5 35.7 0.8 Trust Assets Under Management ($bn) 15.6 14.2 1.4 TRUST 1 Excludes Brokered CDs

Metrics Index

SECURITIES

Metric	2Q25	1Q25	Change QoQ
Total Investment Securities Book Value[1] ($bn)	3.5	3.3	0.2
Agency Securities as % of Total Portfolio[2]	25.6%	23.6%	2.0%
PACE LTV	12.0%	12.0%	—%
% of AAA rated Non-Agency MBS/ABS Securities[3]	85.2%	85.6%	(0.4)%
% of Non-Agency MBS/ABS Securities Rated A or Higher[3]	100.0%	99.9%	0.1%
Average Subordination for C&I CLOs	42.1%	43.9%	(1.8)%
% of Portfolio with Floating Rate of Interest[4]	16.0%	17.0%	(1.0)%
% of Portfolio with Floating Rate of Interest, excl. PACE[4]	25.0%	27.0%	(2.0)%
% of AFS Portfolio with Floating Rate of Interest[4]	22.0%	25.0%	(3.0)%
% of AFS Portfolio with Floating Rate of Interest, excl. PACE[4]	25.0%	27.0%	(2.0)%
% of HTM Portfolio with Floating Rate of Interest[4]	8.0%	8.0%	—%
% of HTM Portfolio with Floating Rate of Interest, excl. PACE[4]	25.0%	25.0%	—%

Metric	2Q25	1Q25	Change QoQ
Weighted Avg Duration[5], (years)			
Total Securities Portfolio, excl. PACE	2.5	2.5	0.0
AFS - total	2.3	2.1	0.2
AFS - ex-PACE	2.1	1.9	0.2
AFS - PACE	4.0	4.1	(0.1)
HTM - total	5.1	5.2	(0.1)
HTM - ex-PACE	4.1	4.2	(0.1)
HTM - PACE	5.4	5.5	(0.1)
Valuation Loss/(Gain) ($mm)			
AFS - total	46.8	52.3	(5.5)
AFS - ex-PACE	50.4	56.6	(6.2)
AFS - PACE	(3.6)	(4.3)	0.7
HTM - total	129.5	130.2	(0.7)
HTM - ex-PACE	36.4	38.5	(2.1)
HTM - PACE	93.0	91.7	1.3
Valuation Loss/(Gain) as % of portfolio balance			
AFS - total	2.4 %	3.0 %	(0.6)%
AFS - ex-PACE	2.9 %	3.5 %	(0.6)%
AFS - PACE	(2.0)%	(2.7)%	0.7 %
HTM - total	8.3 %	8.3 %	— %
HTM - ex-PACE	6.9 %	7.2 %	(0.3)%
HTM - PACE	9.0 %	8.8 %	0.2 %

amalgamated FINANCIAL CORP.

1 Securities book value excludes unrealized Available for Sale (AFS) gain / loss on sale
2 Non-Agency includes corporate bonds and PACE Assessments
3 MBS/ABS does not include PACE assessments
4 Floating rate measures include the effect of interest rate risk hedges
5 Weighted avg. duration calculated using market values of securities

15

16 722 26 (4) (10) — 2 4 733 23.51 24.36 24.22 23.9 24.16 24.19 24.33 24.33 3/31/25 Earnings Dividends @ $.14/ share Buybacks - Equity Impact Buybacks - Share count Other(1) AFS Mark 6/30/25 2Q25 SUMMARY • TBV increase of 3.5% primarily driven by: ◦ $26.0 million in net income ◦ $4.3 million improvement in the tax-effected mark-to- market adjustment • Offset by $9.7 million equity impact of share repurchase activity, as well as $4.4 million equity impact of dividend issuance. • 6 basis point net constrictive effect to TBV from share repurchase activity in the quarter • Dividend Payout Ratio was 16.8% Tangible Book Value TANGIBLE COMMON EQUITY & TANGIBLE BOOK VALUE ($mm) 1 Other includes the effect of stock issuance

17 722 3 2 26 (4) (8) 740 8.73 8.76 8.78 9.08 9.03 8.93 8.93 8.6 Tangible Common Equity TCE Ratio 3/31/25 OCI - Rate Impact OCI - AFS Purch/Sales Earnings Dividends @ $.14/ share Buybacks and Stock Issuance 6/30/25 Tangible Asset Growth 2Q25 SUMMARY • Tangible Common Equity Ratio was 8.60%, down 13bps, or 1.5% from 8.73% in the prior quarter • TCE Ratio decrease primarily driven by $336.2 million increase in tangible assets ◦ $8.3 million through AFS mark-to-market improvement ◦ $327.9 million through operations • Offset by $18.1 million increase in tangible common equity ◦ $26.0 million in net income ◦ $4.3 million improvement in the tax-effected mark-to-market adjustment • Cumulative OCI1 impact on TCE Ratio in the quarter: +5bps • Cumulative operations impact on TCE Ratio in the quarter: +15bps • Temporary asset Growth impact on TCE Ratio in the quarter: -33bps Tangible Common Equity Ratio TANGIBLE COMMON EQUITY & TCE RATIO ($mm) Operational ImpactOCI Impact1 Asset Growth 1 "OCI" = Other Comprehensive Income

Solar Tax-Equity Investments

OVERVIEW OF SOLAR TAX EQUITY INVESTMENTS

- Metrics excluding the impact of tax credits or accelerated depreciation is a meaningful way to evaluate our performance and are adjusted in accordance with the below chart
  - Immediate realization of tax benefits and subsequent accelerated depreciation of the value of the investment creates volatility in the GAAP and core earnings presentations
  - Steady state income is generally achieved within 4-6 quarters of initial investment and all investments are net profitable over their lives (generally 5 years)

ACTUAL AND PROJECTED SOLAR INCOME[1,2,3]

($mm)



Actual
Forecast
1.6
3.3
1.2
-2.0
0.4
-2.9
0.4
-0.3
0.6
0.4
1.7
-3.2
0.9
0.3
FY23
FY24
1Q25
2Q25
3Q25
4Q25
FY25
FY26
Tax credits (accelerated depreciation) on solar investments
Steady state solar income

amalgamated FINANCIAL CORP.

1 Actual results and projected solar income forecasts were revised in 4Q23
2 Balances presented are not tax effected
3 Refer to Reconciliation of Non-GAAP Financial Measures on slides 28-29 for further details on impact to key ratios



18

19 Reconciliation of Core Deposits Total Core Deposits1, $mm 6/30/2025 Total Deposits (GAAP) 7,733.3 Less: Temporary Pension Funding Deposits2 (112.3) Less: Brokered CDs — Total Deposits, excl. Brokered CDs 7,621.0 Add: Deposits held off-balance sheet 41.4 Less: Non-Broker Listing Service CDs (1.2) Less: Other non-core, intercompany, and transactional accounts (74.9) Core Deposits 7,586.3 Core Political Deposits1, $mm 6/30/2025 Political Deposits (GAAP) 1,200.3 Add: Political Deposits held off-balance sheet 8.6 Core Political Deposits 1,208.9 1 Core deposits are defined as total deposits including deposits held off-balance sheet, but excluding all brokered deposits, deposits from deposit listing services, temporary transaction deposits, certain escrow deposits, and intercompany deposits, transactional political deposits, and transitional deposits scheduled for our Trust business, and temporary pension funding deposits. We believe the most directly comparable GAAP financial measure is total deposits. 2 "Temporary pension funding deposits" refers to deposits related to union pension funding that impacted the balance sheet on the last day of the quarter and were withdrawn the following day.

Super-Core Deposits

SUPER-CORE DEPOSITS[2] BY IMPACT SEGMENT

($bn)

Impact Sector	Total Balance ($M)	% of Total Core Deposits	Weighted Avg. Account Duration (Years)
CML - Labor	1.7	22%	25
Cons - Labor	0.6	8%	24
CML - Social/Philanthropy	0.7	9%	11
CML - Political	0.6	8%	8
CML - Climate/Sustainability	0.2	2%	9
CML - Not-for-Profit	0.2	3%	7
CML - Other(1)	0.2	3%	20
Total	4.2	55%	18
Other Core Deposits	3.4	45%	2
Total Core Deposits(3)	7.6		11

2Q25 HIGHLIGHTS

- Super-core deposits[2] make up $4.2 billion, or 55% of total core deposits
    - Super-core deposits are minimum 5-years old & concentrated with mission-aligned customers
    - Highly sticky
- Weighted average account duration of our super-core deposits is 18 years, compared to 2 years for our other core deposits
- Cash and borrowing potential totals $3.3 billion, or 98% of non-supercore deposits, with a total borrowings utilization rate of 0.4%, excluding subordinated debt
- Total available liquidity, including cash, unpledged non-PACE securities and borrowing potential totals $3.8 billion or 112% of non-super-core deposits amalgamated FINANCIAL CORP.

1 CML - Other contains but is not limited to: nursing homes, commercial real estate, and non-impact accounts
2 Super-core deposits are defined as all deposit accounts with a relationship length of at least 5 years, excluding brokered certificates of deposit
3 Core deposits are defined as total deposits including deposits held off-balance sheet, but excluding all brokered deposits, deposits from deposit listing services, temporary transaction deposits, certain escrow deposits, intercompany deposits, transactional political deposits and transitional deposits scheduled for our Trust business, and temporary pension funding deposits. We believe the most directly comparable GAAP financial measure is total deposits. See Core Deposits disclosure on Appendix page 19



20

21 22.8% 17.7% 20.5% 3.1% 5.6% 30.3% Real Estate Portfolio Composition 14.0% 6.7% 12.9% 35.0% 1.8% 13.1% 16.5% CRE COMPOSITION BY PROPERTY TYPE1MULTIFAMILY COMPOSITION BY RENT STABILIZATION1 Category Weighted Avg. LTV Weighted Avg. DSCR3 Pre 1974 RS2 53.5% 1.52 Section 8 58.0% 1.43 421a 57.7% 1.45 FHEPs 56.0% 1.54 Other - Stabilized 53.6% 1.51 Free Market 50.5% 1.54 Category Weighted Avg. LTV Weighted Avg. DSCR3 Office-Only 32.0% 1.57 Office - Owner Occupied 55.1% 3.60 Retail 43.9% 1.53 Industrial 39.9% 2.28 Mixed Use 29.7% 3.75 Education 53.1% 1.54 Other 41.8% 1.83 $422mm$1,406mm MULTIFAMILY DELINQUENCY SNAPSHOT ($mm) CRE DELINQUENCY SNAPSHOT ($mm)$ Total Change Last 2 Years % of Total Portfolio Non-Performing — -2.4 —% Criticized/Classified 11.3 -6.4 0.8% 30-89 DPD — -2.3 —% Total TTM % of Total Portfolio Net Charge-Offs 0.5 0.04% $ Total Change Last 2 Years % of Total Portfolio Non-Performing 3.9 -0.8 0.9% Criticized/Classified 3.9 -25.8 0.9% 30-89 DPD 1.3 -8.4 0.3% Total TTM % of Total Portfolio Net Charge-Offs — —% 1 Balances shown do not include deferred fees and costs 2 Rent-Stabilized loans defined as any real estate loan that has units subject to rent-stabilization rules 3 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only

22 Real Estate Portfolio By Maturity MULTIFAMILY PORTFOLIO MATURITY TIMELINE1 ($mm) $89 $152 $362 $188 $616 Pre 1974 RS Section 8 421a FHEPs Other-Stabilized Free Market 2025 2026 2027 2028 2029+ CRE PORTFOLIO MATURITY TIMELINE1 ($mm) $86 $16 $20 $72 $229 Office Office - Owner Occupied Retail Industrial Mixed Use Education Other 2025 2026 2027 2028 2029+ LTV DSCR2 53.8% 1.56 49.3% 1.43 57.8% 1.46 57.6% 1.4 52.6% 1.55 54.3% 1.50 LTV DSCR2 43.5% 1.45 40.2% 1.38 45.4% 1.8 40.8% 1.81 42.0% 2.38 42.2% 2.03Total:Total: 1 Balances shown do not include deferred fees and costs 2 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only

23 Selected Real Estate Risk Exposure Profile RISK EXPOSURE PROFILE PRE-1974 RS2 AND OFFICE-ONLY LOAN DISTRIBUTION BY COUNTY1 ($mm) 50.7% 30.2% 9.0% 1.7% 8.4% Manhattan, NY Brooklyn (Kings), NY Queens, NY Ocean, NJ Other, NY $379mm Portfolio Balance ($mm) LTV DSCR3 Office-Only CRE Loans 59.0 32.0% 1.57 Pre-1974 RS2 Multifamily Loans 320.6 53.5% 1.52 Total 379.6 50.1% 1.53 Percent of Total Real Estate Portfolio 21% Percent of Total Loans 8% Percent of Total Assets 4% Percent of Tier 1 Capital 49% Percent of stabilized units in Pre-1974 RS Loans2 80% Percent of total multifamily units subject to Pre-1974 rent-stabilization rules 16% 1 Balances shown do not include deferred fees and costs 2 Rent-Stabilized loans defined as any real estate loan that has units subject to rent-stabilization rules 3 Weighted Avg. DSCR values shown are calculated using bank-underwritten DSCR's only MULTIFAMILY GEOGRAPHIC DISTRIBUTION1 ($mm) 72.4% 10.5% 4.0% 1.7% 11.4% NY DC CA MA Other $1,406mm CRE GEOGRAPHIC DISTRIBUTION1 ($mm) 78.1% 9.8% 2.4% 2.4% 7.3% NY CA IL CO Other $422mm

241 For more detail on specific loan types included in each impact segment, see Appendix page 25 2 Balances shown do not include deferred fees and costs 3 Does not include residential or HELOC loans Mission-Aligned Loan Portfolio 1,205 1 200 CRE AND LAND LOANS BY IMPACT SEGMENT1,2 ($mm) 49 4 71 4 7287 C&I LOANS BY IMPACT SEGMENT1,2 ($mm) 35 729 217 3 10 208 CONSUMER AND OTHER LOANS BY IMPACT SEGMENT1,2,3 ($mm) 346 33 C&I Climate Protection Detail Solar: $585mm Alternative Energy: $83mm Other: $60mm MULTIFAMILY LOANS BY IMPACT SEGMENT1,2 ($mm)

25 LOAN TYPES INCLUDED WITHIN EACH IMPACT SEGMENT Impact Segment Definitions Climate Protection • Renewable Energy • Energy Efficiency • Energy Storage Community Empowerment • Not-for-Profits • CDFI's • Labor Unions • Political Organizations Health & Wellness • Medical Facilities • Rehabilitation Centers • Senior Care • Memory Care Housing • Low/Middle Income Housing • Workforce Housing Sustainable Commerce • Manufacturers • Distributors • Service Companies with Sustainable Practices Non-Impact • Other loans that are not mission-aligned, including legacy C&I agreements, legacy CRE loans, and certain government guaranteed facilities

Not-for-Profit Deposits

TOTAL NOT-FOR-PROFIT DEPOSITS

($bn)



1.30
1.26
1.27
1.37
1.47
16.8%
16.1%
17.8%
18.1%
19.4%
2Q24
3Q24
4Q24
1Q25
2Q25
% of Total Core Deposits
Not-for-Profit Deposits

NOT-FOR-PROFIT CUSTOMERS

- Tax exempt (501c3) institutions intended to provide a service to their members and serve the mission of their specific organization
- Includes advocacy organizations, social service providers, organizers and consultants, social clubs, civic leagues, welfare groups

SOCIAL/PHILANTHROPY CUSTOMERS

(not included in chart)

- Mission-based foundations and charitable organizations that serve as a financial intermediary for a philanthropic donor, often with a primary focus on driving positive societal change and serving the common good
- Some of these customers also hold 501c3 tax exempt status, but maintain substantially different risk profiles than our NFP segment

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27 Not-for-Profit Loan Composition - 501(c)(3) TOTAL NOT-FOR-PROFIT LOANS NOT-FOR-PROFIT LOAN DELINQUENCY SNAPSHOT ($mm) $ % of NFP Portfolio Total NFP Loan Balance 127.1 100.0% Non-Performing 0.7 0.6% Criticized/Classified 4.9 3.9% 30-89 DPD — —% Net Charge-Offs, TTM — —% 54.9% 34.7% 4.9%5.5% Education & Community Empowerment Housing Health & Wellness Climate Protection 66.7% 19.5% 7.3% 6.3% 0.2% Education & Community Empowerment Housing Health & Wellness Climate Protection Non-Impact Current Balance: Potential Total Exposure: $127.1mm $254.2mm NOT-FOR-PROFIT LOAN RISK PROFILE ($mm) Total NFP Loan Balance $127.1 % of Total C&I Loans 10.6% % of Total Loans 2.7% % of Total Assets 1.5% % of Tier 1 Capital 16.2% DEPOSIT RELATIONSHIPS ($mm) Total Deposits Held by Customers with NFP Loans $51.6 % of NFP Loan Customers with Deposit Accounts 84%

28 Reconciliation of Non-GAAP Financials As of and for the As of and for the Three Months Ended Six Months Ended (in thousands) June 30, 2025 March 31, 2025 June 30, 2024 June 30, 2025 June 30, 2024 Core operating revenue Net Interest Income (GAAP) $ 72,909 $ 70,577 $ 69,192 $ 143,486 $ 137,229 Non-interest income (GAAP) 8,025 6,406 9,258 14,430 19,487 Add: Loss on Sale of Securities and Other Assets 1,041 680 2,691 1,721 5,465 Less: ICS one-way sell fee income (102) (9) (4,859) (111) (7,762) Less: Changes in fair value of loans held-for-sale — (837) — (837) — Less: Subdebt repurchase gain — — (406) — (406) Add: Tax (credits) depreciation on solar investments 310 2,868 1,815 3,179 7 Core operating revenue (non-GAAP) $ 82,183 $ 79,685 $ 77,691 $ 161,868 $ 154,020 Core non-interest expense Non-interest expense (GAAP) $ 40,584 $ 41,650 $ 39,512 $ 82,234 $ 77,664 Add: Gain on settlement of lease termination — — — — 499 Less: Severance costs (142) (125) (44) (267) (228) Core non-interest expense (non-GAAP) $ 40,442 $ 41,525 $ 39,468 $ 81,967 $ 77,935 Core net income Net Income (GAAP) $ 25,989 $ 25,028 $ 26,753 $ 51,017 $ 54,002 Add: Loss on Sale of Securities and Other Assets 1,041 680 2,691 1,721 5,465 Less: ICS one-way sell fee income (102) (9) (4,859) (111) (7,762) Less: Changes in fair value of loans held-for-sale — (837) — (837) — Less: Subdebt repurchase gain — — (406) — (406) Less: Gain on settlement of lease termination — — — — (499) Add: Severance costs 142 125 44 267 228 Add: Tax (credits) depreciation on solar investments 310 2,868 1,815 3,179 7 Less: Tax on notable items (371) (731) 180 (1,109) 775 Core net income (non-GAAP) $ 27,009 $ 27,124 $ 26,218 $ 54,127 $ 51,810

Reconciliation of Non-GAAP Financials

(in thousands)	As of and for the Three Months Ended June 30, 2025	March 31, 2025	June 30, 2024	As of and for the Six Months Ended June 30, 2025	June 30, 2024
Tangible common equity					
Stockholders' equity (GAAP)	$ 753,984	$ 735,996	$ 646,112	$ 753,984	$ 646,112
Less: Minority interest	—	—	(133)	—	(133)
Less: Goodwill	(12,936)	(12,936)	(12,936)	(12,936)	(12,936)
Less: Core deposit intangible	(1,200)	(1,343)	(1,852)	(1,200)	(1,852)
Tangible common equity (non-GAAP)	$ 739,848	$ 721,717	$ 631,191	$ 739,848	$ 631,191
Average tangible common equity					
Average stockholders' equity (GAAP)	$ 741,435	$ 722,380	$ 623,024	$ 731,960	$ 611,892
Less: Minority interest	—	—	(133)	—	(133)
Less: Goodwill	(12,936)	(12,936)	(12,936)	(12,936)	(12,936)
Less: Core deposit intangible	(1,270)	(1,413)	(1,941)	(1,341)	(2,032)
Average tangible common equity (non-GAAP)	$ 727,229	$ 708,031	$ 608,014	$ 717,683	$ 596,791
Core return on average assets					
Numerator: Core net income (non-GAAP)[1]	$ 27,009	$ 27,124	$ 26,218	$ 54,127	$ 51,810
Denominator: Total average assets (GAAP)	8,445,679	8,292,978	8,276,016	8,369,750	8,176,290
Core return on average assets (non-GAAP)	1.28%	1.33%	1.27%	1.30%	1.27%
Core return on average tangible common equity					
Numerator: Core net income (non-GAAP)[1]	$ 27,009	$ 27,124	$ 26,218	$ 54,127	$ 51,810
Denominator: Average tangible common equity (non-GAAP)	727,229	708,031	608,014	717,683	596,791
Core return on average tangible common equity (non-GAAP)	14.90%	15.54%	17.34%	15.21%	17.46%
Core efficiency ratio					
Numerator: Core non-interest expense (non-GAAP)	$ 40,442	$ 41,525	$ 39,468	$ 81,967	$ 77,935
Denominator: Core operating revenue (non-GAAP)	82,183	79,685	77,691	161,868	154,020
Core efficiency ratio (non-GAAP)	49.21%	52.11%	50.80%	50.64%	50.60%

1 Calculated using Core Net Income (non-GAAP) in the numerator as detailed on page 28

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